SECURITIES AND EXCHANGE COMMISSION

                             Washington,  D.C.  20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT  REPORT
                       PURSUANT  TO  SECTION  13  OR  15(d)  OF
                       THE  SECURITIES  EXCHANGE  ACT  OF  1934

       Date  of  Report  (Date  of  earliest  event  reported):  March  7,  2005


                              99  CENTS  ONLY  STORES
               (Exact  Name  of  Registrant  as  Specified  in  Charter)


           California                  1-11735                   95-2411605
  (State  or  Other  Jurisdiction     (Commission             (IRS  Employer
       of  Incorporation)             File  Number)         Identification  No.)


  4000  East  Union  Pacific  Avenue
  City  of  Commerce,  California                               90023
  (Address  of  Principal  Executive  Offices)                  (Zip Code)


  Registrant's  telephone  number,  including  area  code:  (323)  980-8145




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  8.01.  Other  Events

     On March 7, 2005, 99 Cents Only Stores (the "Company") issued a press release announcing a potential restatement of its financial statements and a delay in its earnings release and filing of Form 10-K, and providing an update on Sarbanes-Oxley compliance. A copy of this press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item  9.01.   Financial  Statements  and  Exhibits.

(c)     Exhibits

        Exhibit  No.  Description

        99.1          Press  release  dated  March  7,  2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          99  CENTS  ONLY  STORES

Date:  March  8,  2005                    By:  /S/  ERIC  SCHIFFER




                                          ---------------------------------
                                            Eric  Schiffer
                                            Chief  Executive  Officer


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                    EXHIBIT  INDEX

Exhibit  No.     Description



99.1             Press  release  dated  March  7,  2005


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